UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2017

GOLDEN GROWERS COOPERATIVE

(Exact name of Registrant as Specified in its Charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 Main Ave W, Suite 5
West Fargo, ND 58078

(Address of principal executive offices)

(701) 281-0468

(Registrant’s telephone number, including area code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2017, Bernie DeCock, a member of the Board or Directors (the “Board”) of Golden Growers Cooperative (the “Cooperative”), representing the Southeast District, notified the Cooperative that he will not stand for reelection to the Board at the Cooperative’s 2017 Annual Member Meeting, scheduled for March 23, 2017.  Mr. DeCock informed the Cooperative that his decision not to stand for reelection to the Board is due to personal reasons and not the result of any disagreement with the Cooperative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

	By	/s/ Scott Stofferahn
Date: January 20, 2017		Scott Stofferahn
Executive Vice President and Chief Executive Officer